EXHIBIT A

FORM OF PRE-FUNDED WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. SUBJECT IN ALL RESPECTS TO THE TEN-YEAR LOCK-UP IN SECTION 4(d), THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON SHARE PURCHASE WARRANT

ZEROSTACK CORP.

Warrant No.

Warrant Shares:

This PRE-FUNDED COMMON SHARE PURCHASE WARRANT (this "Warrant"), dated [], 2026, certifies that, for value received, [] or its assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the first Trading Day following receipt of Shareholder Approval (the "Initial Exercise Date") and until this Warrant is exercised in full (the "Termination Date") but not thereafter, to subscribe for and purchase from ZeroStack Corp., a Texas corporation (the "Company"), up to [] common shares of the Company, no par value per share (the "Common Shares") (as subject to adjustment hereunder, the "Warrant Shares"). The purchase price of one Common Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(c).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August [ ], 2026, by and between the Company and each investor identified on its signature pages. Sections 4.8, 4.16 and 4.17 of the Securities Purchase Agreement are incorporated into this Warrant by reference for the benefit of the Holder and the Company as provided in Section 5(o).

Section 2. Exercise.

(a) Shareholder Approval. Notwithstanding anything to the contrary, this Warrant is not exercisable, in whole or in part, and the Company shall not issue any Warrant Share, unless and until the Company has obtained Shareholder Approval as defined in the Securities Purchase Agreement. Any Notice of Exercise delivered before Shareholder Approval is void and of no force or effect. For the avoidance of doubt, no unused capacity under the Share Cap permits exercise before Shareholder Approval. The Company shall comply with the approval timetable, voting exclusions, continued-solicitation covenant and procedural remedies in Section 4.17 of the Securities Purchase Agreement.

(b)  Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the "Notice of Exercise"). Within the earlier of

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(i) two (2) Trading Days and

(ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(e)(i) herein) following the date the Holder delivers the Notice of Exercise, the Holder shall deliver to the Company the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(d) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver to the Holder any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice.

The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(c) Exercise Price. The aggregate purchase price of this Warrant, except for a nominal exercise price of US$0.0001 per Warrant Share, shall be pre-funded at the Closing under the Securities Purchase Agreement and, consequently, no additional consideration other than US$0.0001 per Warrant Share is required on exercise. After a completed Closing, the Holder is not entitled to a refund of the pre-funded amount solely because Shareholder Approval is delayed or not obtained. The remaining unpaid exercise price per Warrant Share is US$0.0001, subject to adjustment under this Warrant (the "Exercise Price").

(d) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(b) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(b) hereof on a Trading Day prior to the opening of "regular trading hours" (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Shares on the principal Trading Market as reported by Bloomberg L.P. ("Bloomberg") as of the time of the Holder's execution of the applicable Notice of Exercise if such Notice of Exercise is executed during "regular trading hours" on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of "regular trading hours" on a Trading Day) pursuant to Section 2(b) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(b) hereof after the close of "regular trading hours" on such Trading Day;

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(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(d).

"Bid Price" means, for any date, the price determined by the first of the following clauses that applies:

(i) if the Common Shares are then listed or quoted on a Trading Market, the bid price of the Common Shares for the time in question (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)),

(ii) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable,

(iii) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization  or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Shares so reported, or

(iv) in all other cases, the fair market value of a Common Share as determined by an independent appraiser selected in good faith by the Investors of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies:

(i) if the Common Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Shares for such date (or the nearest preceding date) on the Trading Market on which the Common Shares are then listed or quoted as reported by Bloomberg (based              on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)),

(ii) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable,

(iii) if the Common Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Shares are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Common Share so reported, or

(iv) in all other cases, the fair market value of a Common Share as determined by an independent appraiser selected in good faith by the Investors of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

"Trading Market" means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQX, or the OTCQB.

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(e) Mechanics of Exercise.

(i). Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either

(A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or

(B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise,

(ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and

(iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Warrant Share Delivery Date"); provided, however, that if payment of the aggregate Exercise Price is received after 12:00 P.M., New York City time on the Warrant Share Delivery Date, then the Warrant Share Delivery Date shall be extended by one (1) additional Trading Day.

Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of

(i) two (2) Trading Days and

(ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise.

(f) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(g) Registration Delay Payment. The sole and exclusive remedy of the Holder for the Company's failure to timely file or maintain the effectiveness of the Registration Statement is the liquidated damages payment set forth in Section 4.18 of the Securities Purchase Agreement (which is incorporated herein by reference pursuant to Section 1 of this Warrant), and the Holder shall have no right of rescission, buy-in compensation, or specific performance with respect to a delay addressed by Section 4.18 of the Securities Purchase Agreement.

(h) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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(i) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(j) Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(k) Legend. Unless and until there is an effective registration statement under the Securities Act and under applicable state securities or blue sky laws registering the Warrant Shares, all Warrant Shares issued shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND THIS SECURITY WAS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. SUBJECT IN ALL RESPECTS TO THE TEN-YEAR LOCK-UP IN SECTION 4(d), THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Unless and until the Warrant Shares are not restricted by Section 4.16 of the Securities Purchase Agreement or Section 4(d), below, all Warrant Shares issued shall bear the following legend:

THIS SECURITY IS SUBJECT TO CONTRACTUAL TERMS THAT RESTRICT THE TRANSFER OF THIS SECURITY, INCLUDING ANY PLEDGE OR INDIRECT TRANSFER. ANY SUCH TRANSFER SHALL BE VOID AB INITIO AND OF NO EFFECT.

(l) No Individual Beneficial-Ownership Blocker. The parties intentionally have not included a 4.99% or 9.99% individual beneficial-ownership blocker. This does not waive the Shareholder Approval requirement, the Share Cap, any lock-up, Section 13(d) or Section 16 of the Exchange Act, control-person rules or any other applicable law.

(m) Issuance Limitation. Issuance of this Warrant at the Closing does not constitute issuance of any Warrant Share. Notwithstanding any remaining capacity under the Share Cap, no Warrant Share may be issued before Shareholder Approval as required by Section 2(a). After Shareholder Approval, the Company may issue Warrant Shares on exercise only up to the number authorized by that approval and permitted by applicable Trading Market rules. The Share Cap remains effective for the life of the transaction unless and until valid Shareholder Approval is obtained and does not automatically terminate if the Common Shares cease to be listed on Nasdaq. These limitations bind every successor Holder.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding:

(i) pays a stock dividend or otherwise makes a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this              Warrant),

(ii) subdivides outstanding Common Shares into a larger number of shares,

(iii) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or

(iv) issues by reclassification of the Common Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to, and without duplication of, adjustments under Section 3(a), if the Company grants, issues or sells to holders of Common Shares pro rata any Common Share Equivalents, rights, warrants, securities or other property (the "Purchase Rights"), the Holder shall be entitled to the Purchase Rights it would have received if it held all Warrant Shares immediately before the applicable record date; provided that the Purchase Rights and all related securities or property remain subject to Sections 2(a), 2(g) and 4(d). Any Purchase Right that cannot then be delivered or exercised without circumventing Shareholder Approval, the Share Cap or the Lock-Up shall be held in abeyance for the Holder until those restrictions permit delivery and exercise.

(c) Pro Rata Distributions. While this Warrant is outstanding, if the Company declares or makes a dividend or other distribution of assets, rights or property to holders of Common Shares (a "Distribution"), the Holder shall be entitled to the Distribution it would have received if it held all Warrant Shares immediately before the applicable record date; provided that the Distribution and all related securities or property remain subject to Sections 2(a), 2(g) and 4(d). Any Distribution that cannot then be delivered without circumventing Shareholder Approval, the Share Cap or the Lock-Up shall be held in abeyance for the Holder until those restrictions permit delivery.

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding,

(i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person,

(ii) the Company or any material subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions,

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(iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted              to sell, tender or exchange their shares for other securities, cash or property and has been accepted by              the holders of 50% or more of the outstanding Common Shares,

(iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or

(v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Shares or becomes the beneficial owner of 50% of the voting power represented by the outstanding Common Shares of the Company (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), provided that, a primary issuance of securities by the Company in a financing transaction shall not constitute a Fundamental Transaction, and, for the avoidance of doubt, in no event shall a Fundamental Transaction be deemed to include

(A) this Agreement, the Securities Purchase Agreement, or the transactions contemplated thereby, or

(B) any private placement, PIPE transaction, or other primary issuance of Common Shares, preferred shares, convertible securities, warrants or similar securities by the Company to one or more investors in exchange for cash, digital assets, tokens, or other property, in each case for capital-raising or treasury-diversification purposes, regardless of the size of such issuance relative to the Company's then-outstanding Common Shares or voting power, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (subject to Sections 2(a) and 2(g)), the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (subject to Sections 2(a) and 2(g)).

For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon exercise of this Warrant (subject to Sections 2(a) and 2(g)) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Any Alternate Consideration and any replacement or successor security issued with respect to this Warrant or the Warrant Shares shall remain subject to the Lock-Up in Section 4(d). Each Successor Entity shall also assume in writing the Company's registration and shareholder-approval obligations under Sections 4.8 and 4.17 of the Securities Purchase Agreement.

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(e) Calculations. All calculations under this Section 3 shall be made by the Company to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i). Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

(ii). No Advance Notice Required. Given the sign-and-close structure of the transactions contemplated by the Securities Purchase Agreement, the Company shall have no obligation to deliver advance notice to the Holder of any dividend, distribution, redemption, rights offering, reclassification, consolidation, merger, asset sale, compulsory share exchange, dissolution, liquidation or winding up, it being understood that any such corporate action occurring at or substantially concurrently with the Closing shall be addressed through the terms of this Warrant and the Securities Purchase Agreement then in effect.

(g) Voluntary Adjustment By Company. Subject to applicable securities laws and the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

(a) Transferability. Subject in all respects to the Lock-Up in Section 4(d), this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the office of the Company designated for such purpose, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an Assignment Form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Lock-Up. From the Closing Date under the Securities Purchase Agreement until the date ten (10) years after that Closing Date (the "Lock-Up Period"), the Holder shall not, and shall cause its Affiliates not to, offer, pledge, sell, contract to sell, lend or otherwise transfer or dispose of, directly or indirectly, this Warrant, any Warrant Share, any adjustment security or any Alternate Consideration received with respect thereto, or enter into a swap, hedge or arrangement transferring any economic consequence of ownership, whether settled in securities, cash or otherwise. The restrictions may be waived, removed or modified only by a written instrument signed by the Company and the Holder. This Section survives any permitted transfer, and every transferee takes the Warrant and all related securities subject to this Section. Registration under the Securities Purchase Agreement does not release or modify the Lock-Up Period.

Section 5. Miscellaneous.

(a) No Rights as Shareholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a "cashless exercise" pursuant to Section 2(d) or to receive cash payments pursuant to Section 2(e)(i) and Section 2(e)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Form of Pre-Funded Common Share Purchase Warrant

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of formation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will

(i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value,

(ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and

(iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against the Company, the Holder or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Company and the Holder each irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and the Holder each irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If the Company or the Holder shall commence an action or proceeding to enforce any provisions of this Warrant, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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Form of Pre-Funded Common Share Purchase Warrant

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(g) Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares. Without limiting the foregoing, every successor to the Company shall assume the obligations incorporated under Section 5(o).

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(o) Incorporated Registration and Approval Covenants. The Holder, this Warrant and the Warrant Shares are entitled to the benefits of Sections 4.8 and 4.17 of the Securities Purchase Agreement, which are incorporated herein by reference and are directly enforceable by the Holder. The Company's registration obligations continue while Shareholder Approval is pending, but registration does not make this Warrant exercisable before Shareholder Approval and does not release the Lock-Up. Any remedy for a missed shareholder-approval deadline is limited to the procedural and enforcement remedies in Section 4.17(d) of the Securities Purchase Agreement unless Nasdaq provides the written confirmation required thereunder. Holder acknowledges Section 4.16, which is incorporated herein by reference, of the Security Purchase Agreement and agrees to be bound thereof as if a signatory thereto.

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Form of Pre-Funded Common Share Purchase Warrant

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZEROSTACK CORP.

By:
Name: Dany Vaiman
Title: Chief Financial Officer

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Form of Pre-Funded Common Share Purchase Warrant

NOTICE OF EXERCISE

TO: ZEROSTACK CORP.

(1) The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(d).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The undersigned certifies that Shareholder Approval, as defined in the Securities Purchase Agreement, has been obtained and remains effective for the Warrant Shares covered by this Notice of Exercise.

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

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Form of Pre-Funded Common Share Purchase Warrant

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: ________________________________________________

Address: ______________________________________________

Phone Number: ________________________________________

Email Address: _________________________________________

Dated: ________________________________________________

Holder's Signature: ______________________________________

Holder's Address: _______________________________________

Assignee Acknowledgment: The undersigned assignee accepts the Warrant and all related securities subject to Sections 2(a), 2(g), 4(d) and 5(o), including the Shareholder Approval condition and the ten-year Lock-Up.

Assignee Signature:	Date:

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